SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    March 26, 2003

TSI TELECOMMUNICATION HOLDINGS, LLC

TSI TELECOMMUNICATION SERVICES INC.

(Exact name of registrant as specified in its charter)

Delaware Delaware	333-88168-01 333-88168	30-0041664 06-1262301
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 N. Franklin Street, Suite 700 Tampa, Florida 33602 Telephone: (813) 273-3000

(Address, including zip code, and telephone number, including area code, of registrants’ principal executive offices)

ITEM 9.    Regulation FD Disclosure

On March 26, 2003 the CEO and CFO issued certifications of consolidated financial statements for fiscal year ending December 31, 2002 of TSI Telecommunication Holdings, LLC, solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350).

Exhibits

Exhibit 99 CEO certification issued pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350)

Exhibit 99 CFO certification issued pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:    March 26, 2003

TSI TELECOMMUNICATION HOLDINGS, LLC (Registrant)

By:	/s/ RAYMOND L. LAWLESS
Raymond L. Lawless Chief Financial Officer, Secretary and Manager

TSI TELECOMMUNICATION SERVICES INC. (Registrant)

By:	/s/ RAYMOND L. LAWLESS
Raymond L. Lawless Chief Financial Officer and Director

EXHIBIT INDEX

Exhibit No.	Description	Page

99.1	CEO Certification dated March 26, 2003

99.2	CFO Certification dated March 26, 2003